Exhibit 10.1(j)

NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (“Amendment”), dated as of December 14, 2010, is among Resource America, Inc., a Delaware corporation (“Borrower”), TD BANK, N.A., a national banking association, in its capacity as agent (“Agent”), TD BANK, N.A., a national banking association, in its capacity as issuing bank (“Issuing Bank”) and each of the financial institutions which are now or hereafter identified as Lenders on Schedule A (as such Schedule may be amended, modified or replaced from time to time) attached to the Loan Agreement (as defined below) (each such financial institution, individually a “Lender” and collectively all “Lenders”).

BACKGROUND

A.           Pursuant to the terms of a certain Loan and Security Agreement dated May 24, 2007 among Borrower, Agent and Lenders (as the same has been or may be supplemented, restated, superseded, amended or replaced from time to time, the “Loan Agreement”), Lenders made available to Borrower, inter alia, a revolving line of credit (the “Loans”).  All capitalized terms used herein without further definition shall have the respective meaning set forth in the Loan Agreement and all other Loan Documents.

B.           The Loans are secured by, inter alia, continuing perfected security interests in the Collateral.

C.           Pursuant to a certain Purchase Agreement among Resource Europe Management Limited (“REML”), Resource Financial Fund Management, Inc. (“RFFM”) and Intermediate Capital Managers Limited (“Intermediate Capital”) dated as of November 16, 2010 (“REML Purchase Agreement”), (i) REML is selling to Intermediate Capital all of REML’s rights to a certain Investment Management and Collateral Administration Agreement dated May 22, 2007, among REML, Resource Europe CLO I B.V., The Bank of New York as Collateral Administrator and Custodian, and BNY Corporate Trustee Services Limited, as Trustee (“REML Management Agreement”), together with certain other rights of REML, all or more fully set forth in the REML Purchase Agreement (the “REML Transaction”) and (ii) RFFM is selling to Intermediate Capital €5,000,000 in original principal amount of Class M Subordinated Notes due 2023 (ISIN: XS0297124330) issued by Resource Europe CLO I B.V. (the “Subordinated Notes”).

D.           Borrower has requested that Agent and Lenders modify, in certain respects, the terms of the Loan Agreement and consent to the consummation of the transactions contemplated under the REML Purchase Agreement, and Agent and Lenders have agreed to make such modifications and grant such consent in accordance with and subject to the satisfaction of the conditions hereof.

NOW, THEREFORE, with the foregoing Background incorporated by reference and intending to be legally bound hereby, the parties agree as follows:

1.           Amendment to Loan Agreement.  a) Section 1.1 of the Loan Agreement shall be amended by inserting in the appropriate alphabetical order the new definitions “Resource VIII” and “Resource XLI” reading in full as follows:

Resource VIII –Resource Properties VIII, Inc., a Delaware corporation.

Resource XLI –Resource Properties XLI, Inc., a Delaware corporation.

(b)           Section 6 of the Loan Agreement shall be amended by insertion of a new Section 6.27 reading in full as follows:

“6.27           Dissolution of Resource VIII and Resource XLI.  Borrower shall cause Resource VIII and Resource XLI to dissolve and be fully wound-up within sixty (60) days of the date hereof.  Borrower shall promptly provide Agent with written evidence of such dissolution.”

(c)           Upon the effectiveness of this Amendment, Schedule 1.1(b) of the Loan Agreement shall be modified to reflect that Liens in favor of Sovereign Bank in certain assets specified on such Schedule 1.1(b) may secure a line of credit facility in favor of a financial institution that Borrower may determine (“Replacement Lender”).  Upon request of Borrower and at Borrower’s sole cost and expense, Agent will execute and/or authorize the filing of such documentation as may be reasonably requested by any such Replacement Lender to reflect that the Lien of Agent and Lenders with respect to the assets identified on Schedule 1.1(b) to the Loan Agreement is subordinate to the Lien of any such Replacement Lender.

2.           Consent.  b) Agent and Lenders consent to the consummation of the REML Transaction provided that immediately upon consummation thereof, 30% of the aggregate net proceeds of such sale (i.e. gross proceeds less the reasonable and customary costs and expenses of such sale, including, without limitation, any taxes paid or to be paid in connection therewith) received by REML (“Cash Collateral Proceeds”) shall be deposited as cash collateral for the Obligations into a bank account at HSBC Bank plc or such other financial institution as mutually agreed by Borrower and Agent (“Deposit Bank”), which account shall be subject to a security interest (or comparable equivalent under English law) in favor of Agent, as evidenced by the execution and delivery by REML to Agent of a Security Assignment (“Security Assignment”), in form and substance satisfactory to Agent, and REML’s delivery of written notice (in accordance with the terms of the Security Assignment) of such assignment to Deposit Bank.  Agent shall, at Borrower’s sole cost and expense, execute any documents, necessary to release Agent’s Lien on the rights under the REML Management Agreement and/or any other rights being transferred by REML to Intermediate Capital upon the consummation of the REML Transaction.

(b)           Agent and Lenders consent to the consummation of the sale of the Subordinated Notes by RFFM to Intermediate Capital, provided that immediately upon the consummation thereof, 30% of the aggregate net proceeds of such sale (i.e. gross proceeds less the reasonable and customary costs and expenses of such sale, including, without limitation, any taxes paid or to be paid in connection therewith) received by RFFM, shall be paid to Agent, which sum shall be applied to prepay the Revolving Credit Loans in accordance with Section 2.9(c) of the Loan Agreement.  Agent shall, at Borrower’s sole cost and expense, execute any documents necessary to release Agent’s Lien on the Subordinated Notes.

3.           Representations and Warranties.  Borrower warrants and represents to Agent, Issuing Bank and Lenders that:

2

(a)           Prior Representations.  Each of the Schedules to the Loan Agreement other than Schedule A, are amended and restated in their entirety and collectively attached as Schedule B to this Amendment.  Borrower, by its execution of this Amendment and after giving effect to the amended and restated Schedules attached as Schedule B to this Amendment, reconfirms all warranties and representations made to Lenders under the Loan Agreement and the other Loan Documents and restates such warranties and representations as of the date hereof, all of which shall be deemed continuing until all of the Obligations due to Secured Parties are indefeasibly paid and satisfied in full.

(b)           Authorization. The execution and delivery by Borrower of this Amendment (i) are and will be within its powers, (ii) have been duly authorized by all necessary action on behalf of Borrower and (iii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which Borrower is a party or by which the property of Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of  any nature on any of the properties of the Borrower.

(c)           Valid, Binding and Enforceable. This Amendment and any assignment or other instrument, document or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with their respective terms.

(d)           No Default.  No Default or Event of Default exists.

4.           Ratification of Loan Documents.  This Amendment is hereby incorporated into and made a part of the Loan Agreement and all other Loan Documents respectively, the terms and provisions of which, except to the extent modified by this Amendment are each ratified and confirmed and continue unchanged in full force and effect.  Any reference to the Loan Agreement and all other Loan Documents respectively in this or any other instrument, document or agreement related thereto or executed in connection therewith shall mean the Loan Agreement and all other Loan Documents respectively as amended by this Amendment.  As security for the payment of the Obligations, and satisfaction by Borrower of all covenants and undertakings contained in the Loan Agreement, Borrower hereby confirms its prior grant to Agent, for the ratable benefit of Secured Parties, of a continuing first lien on and security interest in, upon and to all of Borrower’s now owned or hereafter acquired, created or arising Collateral.

5.           Confirmation of Indebtedness. Borrower confirms and acknowledges that as of the close of business on December 9, 2010, (a) it is indebted to Agent and Lenders under the Loan Documents in the aggregate principal amount of $13,826,884.00 and (b) Issuing Bank  has issued Letters of Credit in the aggregate face amount of $400,604.00, in each case  without any deduction, defense, setoff, claim or counterclaim of any nature as of the date of this Amendment, plus all fees, costs and Expenses incurred to date in connection with the Loan Documents.

6.           Confirmation of Subsidiary Guarantors.  By its signature below, each Subsidiary Guarantor hereby consents to and acknowledges the terms and conditions of this Amendment and agrees that its Surety and Guaranty Agreement dated May 24, 2007 is ratified and confirmed and shall continue in full force and effect and shall continue to cover all obligations of Borrower outstanding from time to time under the Loan Agreement as amended hereby.

3

As security for the payment of the Obligations, and satisfaction by each Subsidiary Guarantor of all covenants and undertakings contained in the Loan Documents, each Subsidiary Guarantor hereby confirms its prior grant to Agent, for the ratable benefit of Secured Parties, of a continuing first lien on and security interest in, upon and to all of such Subsidiary Guarantor’s now owned or hereafter acquired, created or arising Collateral.

7.           Effectiveness Conditions.  This Amendment shall become effective upon the satisfaction of the following conditions:

(a)           Execution and delivery of this Amendment by the parties hereto; and

(b)           Payment by Borrower of all of Agent’s Expenses.

8.           Governing Law.  THIS AMENDMENT, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. THE PROVISIONS OF THIS AMENDMENT AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.

9.           Modification.  No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed by Borrower and Agent or Lenders, as required under the Loan Agreement.

10.           Duplicate Originals.  Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

11.           Release.  As further consideration for the agreement of Agent, Issuing Bank and Lenders to enter into this Amendment, Borrower (and by its execution below, each Subsidiary Guarantor) hereby waives, releases, and discharges Agent, Issuing Bank and each Lender, all affiliates of Agent, Issuing Bank and each Lender and all of the directors, officers, employees, attorneys and agents of Agent, Issuing Bank and each Lender and all affiliates of such Persons, from any and all claims, demands, actions or causes of action existing as of the date hereof, arising out of or in any way relating to this Amendment, the Loan Agreement, the Loan Documents and/or any documents, agreements, instruments, dealings or other matters connected with this Amendment, the Loan Agreement, the Loan Documents or the administration thereof.

12.           Waiver of Jury Trial.  BORROWER, AGENT AND EACH LENDER EACH HEREBY WAIVE ANY AND ALL RIGHTS EACH MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT,

4

MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS.

[signature pages follow]

5

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment the day and year first above written.

BORROWER:

Resource America, Inc.

By:             /s/ Thomas C. Elliott
Name:        Thomas C. Elliott
Title:           Senior Vice President and Chief Financial
    Officer

AGENT:

TD BANK, N.A.

By:
Name:
Title:

LENDER:

TD BANK, N.A., as Lender

By:
Name:
Title:

AGREED TO AND ACCEPTED:

SURETIES:

Apidos Capital Management, LLC

By:  /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Chief Financial Officer

Ischus Capital Management, LLC

By:  /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Chief Financial Officer

RAI Ventures, Inc.

By:  /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Senior Vice President

RCP Financial, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Capital Manager, Inc.

By:  /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Senior Vice President

Resource Capital Investor, Inc.

By:  /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Chief Financial Officer

Resource Capital Partners, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    Senior Vice President

Resource Financial Institutions Group,  Inc.

By:  /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Vice President and Chief
              Financial Officer

Resource Financial Fund Management, Inc.

By:  /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Senior Vice President and Chief
              Financial Officer

Resource Housing Investors I, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Housing Investors II, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Housing Investors III, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Housing Investors IV, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Leasing, Inc.

By:  /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Treasurer

Resource Programs, Inc.

By:  /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Senior Vice President and Treasurer

Resource Properties VIII, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XVII, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XXV, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XXVI, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XXX, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XXXI, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XLI, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XLVII, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XLIX, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties 54, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Real Estate, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    Chief Executive Officer

Resource Real Estate Funding, Inc.

By:  /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Senior Vice President

Resource Real Estate Holdings, Inc.

By:  /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Vice President and Treasurer

Resource Real Estate Management, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

RRE1 Duraleigh Member, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    Senior Vice President

RRE2 Duraleigh Member, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    Senior Vice President

RRE Avalon Member, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    Senior Vice President

Resource Capital Partners II, LLC

By:           Resource Real Estate, Inc.
By:  Alan F. Feldman
Name:  Alan F. Feldman
Title:   Chief Executive Officer

RRE Leaseco, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    Senior Vice President

Resource Capital Markets, Inc.

By:  /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Chief Financial Officer

RRE D2R2 2007-1, LLC

By: Resource Real Estate, Inc., its sole member

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
        Title:    Chief Executive Officer

RRE Investor, LLC
By: Resource Capital Partners II, LLC, its sole
 member

By: Resource Real Estate, Inc., its sole
 member

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
        Title:    Chief Executive Officer

Resource Real Estate Management, Inc.

By:  /s/ Steven Saltzman
Name:  Steven Saltzman
Title:   Chief Financial Officer